UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 6, 2025

FutureTech II Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-41289	87-2551539
(Commission File Number)	(IRS Employer Identification No.)

128 Gail Drive New Rochelle, NY	10805
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (914) 316-4805

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Units, each consisting of one share of Class A Common Stock and one Redeemable Warrant	FTIIU	The Nasdaq Stock Market LLC
Class A Common Stock, $0.0001 par value per share	FTII	The Nasdaq Stock Market LLC
Redeemable Warrants, each warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	FTIIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Satisfaction and Discharge of Indebtedness Agreement

On February 6, 2025, FutureTech II Acquisition Corp. (“FutureTech”) and Longevity Biomedical Inc. (“Longevity”) executed a Satisfaction and Discharge of Indebtedness Pursuant to Underwriting Agreement dated February 15, 2022 (the “Discharge Agreement”) with D. Boral Capital LLC (f/k/a EF Hutton LLC, division of Benchmark Investments, LLC) (“D. Boral”), the underwriter of the Initial Public Offering (“IPO”).

Pursuant to the Underwriting Agreement in relation to the IPO, upon the completion of an initial business combination, D. Boral is entitled to a deferred underwriting commission of $3,450,000 (“Deferred Commission”). Now under the Discharge Agreement, instead of receiving the full Deferred Commission in cash at the closing of the business combination (the “Closing”) with Longevity and other parties thereto, D. Boral will accept (1) $500,000 in cash at the time of the Closing; (2) a $1,475,000 promissory note executed by FutureTech and Longevity (“D. Boral Note”) in which FutureTech (upon Closing) is obligated to pay D. Boral in cash by the maturity date; and (3) 147,500 shares of the Company’s common stock, which when multiplied by the $10.00 per share price agreed to between the parties equals $1,475,000 and which shall be issued and delivered to D. Boral at the Closing. The Discharge Agreement and D. Boral Note have no effect unless the business combination between FutureTech and Longevity is consummated.

The foregoing description of the Discharge Agreement and the D. Boral Note is in summary form and the complete agreements are attached to this Current Report on Form 8-K as Exhibit 10.1 and Exhibit 10.2, respectively, and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Important Notice Regarding Forward-Looking Statements

This Current Report on Form 8-K contains certain “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, both as amended. Statements that are not historical facts, including statements about the proposed Business Combination and financing transactions described above, and the parties’ perspectives and expectations, are forward-looking statements. Such statements include, but are not limited to, statements regarding the proposed Business Combination and transactions, including the anticipated initial enterprise value and post-closing equity value, the benefits of the proposed transaction, and the expected timing of the transactions of the Business Combination and any financing. The words “expect,” “believe,” “estimate,” “intend,” “plan” and similar expressions indicate forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to various risks and uncertainties, assumptions (including assumptions about general economic, market, industry and operational factors), known or unknown, which could cause the actual results to vary materially from those indicated or anticipated.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Satisfaction and Discharge of Indebtedness Pursuant to Underwriting Agreement dated February 15, 2022, dated as of February 4, 2025, by and between FutureTech II Acquisition Corp., Longevity Biomedical Inc. and D. Boral Capital LLC
10.2	Promissory Note, dated February 4, 2025, issued by FutureTech to D. Boral Capital LLC
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FUTURETECH II ACQUISITION CORP.

Date: February 11, 2025	By:	/s/ Ray Chen
	Name:	Ray Chen
	Title:	Chief Executive Officer